SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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                    Filed by the Registrant                 / X /
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           Filed by a party other than the Registrant       /   /
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CHECK THE APPROPRIATE BOX:
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/   / Preliminary Proxy Statement
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/   /     Confidential, for Use of the Commission Only (as
---- permitted by Rule 14a-6(e) (2))

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/   / Definitive Proxy Statement
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/ X /     Definitive Additional Materials
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/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----      Sec. 240.14a-12

                    PUTNAM FUNDS TRUST
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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/   /     Fee computed on table below per Exchange Act Rule 14a
----      6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of
          transaction:

          (5) Total fee paid:

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/   /     Fee paid previously with preliminary materials.
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/   /     Check box if any part of the fee is offset as
----      provided by Exchange Act Rule 0-11(a)(2) and
          identify the filing for which the offsetting fee
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          Schedule and the date of its filing.

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(4) Date Filed:


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                INTERNET PROXY VOTING SERVICE
                      PROXY VOTING CARD
             PUTNAM HIGH YIELD TOTAL RETURN FUND



THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSAL LISTED BELOW.


PROPOSAL 1.    APPROVAL OF THE AGREEMENT AND PLAN OF
          REORGANIZATION PROVIDING FOR THE SALE OF ALL OF
          THE ASSETS OF PUTNAM HIGH YIELD TOTAL RETURN FUND
          (THE "FUND") TO PUTNAM HIGH YIELD TRUST II ("HIGH
          YIELD TRUST II") IN EXCHANGE FOR SHARES OF HIGH
          YIELD TRUST II AND THE ASSUMPTION BY HIGH YIELD
          TRUST II OF ALL OF THE LIABILITIES OF THE FUND,
          AND THE DISTRIBUTION OF SUCH SHARES TO THE
          SHAREHOLDERS OF THE FUND IN LIQUIDATION OF THE
          FUND.

Please refer to the proxy statement for discussion of this proposal. If you have questions on the proposal, please call 1-800-225-1581.

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          YOUR PROXY WILL VOTE "FOR" THE PROPOSAL ON
                    YOUR BEHALF.


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                INTERNET PROXY VOTING SERVICE
                      PROXY VOTING CARD
             PUTNAM HIGH YIELD TOTAL RETURN FUND

THANK YOU!  YOUR VOTE HAS BEEN SUBMITTED.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSAL LISTED BELOW.

PROPOSAL 1.    APPROVAL OF THE AGREEMENT AND PLAN OF
          REORGANIZATION PROVIDING FOR                            (YOUR
          THE SALE OF ALL OF THE ASSETS OF PUTNAM HIGH YIELD      VOTE
          TOTAL RETURN FUND                                       INSTRUCTION
          (THE "FUND") TO PUTNAM HIGH YIELD TRUST II ("HIGH       LISTED HERE)
          YIELD TRUST II")
          IN EXCHANGE FOR SHARES OF HIGH YIELD TRUST II AND
          THE ASSUMPTION BY
          HIGH YIELD TRUST II OF ALL OF THE LIABILITIES OF
          THE FUND, AND THE
          DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF
          THE FUND IN LIQUIDATION OF THE FUND.


Please refer to the proxy statement for discussion of this proposal. If you have questions on the proposal, please call 1-800-225-1581.

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Proxy Vote Confirm, if requested.



From:     proxyweb@proxyweb.com AT internet on (date) (time)

To:       (email address)

Subject:  Confirmation of Internet Proxy Vote


Your vote has been submitted for Putnam High Yield Total
          Return Fund.


Proposal 1.    Approval of the Agreement and Plan of
          Reorganization providing for the sale of all of the assets of Putnam High Yield Total Return Fund
          (the "Fund") to Putnam High Yield Trust II ("High
          Yield Trust II") in exchange for shares of High
          Yield Trust II and the assumption by High Yield
          Trust II of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in liquidation of the Fund.


          (Proxy voting instruction listed here)

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